UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2009

K-SWISS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18490	95-4265988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31248 Oak Crest Drive, Westlake Village, CA		91361
(Address of principal executive offices)		(Zip code)

818-706-5100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

K-Swiss Inc. 2009 Stock Incentive Plan

On March 3, 2009, the Board of Directors of K-Swiss Inc. (the “Company”) unanimously adopted and approved the K-Swiss Inc. 2009 Stock Incentive Plan (the “Plan”), which became effective April 12, 2009, subject to stockholder approval. The Company’s stockholders approved the Plan at the Company’s 2009 Annual Meeting of Stockholders held on May 19, 2009 (the “2009 Annual Meeting”).

The Plan will be administered by the Compensation and Stock Option Committee of the Board of Directors (the “Committee”). Any current or prospective officer or employee of the Company or any of its subsidiaries as well as any non-employee director and service provider who has been retained to provide consulting, advisory or other services to the Company or any of its subsidiaries are eligible to participate in the Plan. The Plan provides the Committee with the authority to award incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and incentive bonuses (which may be paid in cash or stock, or a combination thereof), any of which may be performance-based.

The aggregate number of shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”) subject to awards granted under the Plan during any calendar year to any one participant may not exceed 1,200,000, subject to possible adjustment upon a change in the Company’s capitalization. The aggregate number of shares issued pursuant to the exercise of incentive stock options granted under the Plan may not exceed 3,000,000, subject to possible adjustment upon a change in the Company’s capitalization. The maximum cash amount payable pursuant to that portion of an incentive bonus granted in any calendar year to any participant under the Plan that is intended to satisfy the requirements for “performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), may not exceed $2,000,000.

The Plan prohibits granting stock options or stock appreciation rights with exercise prices lower than the closing price of the underlying shares on the grant date if such options or stock appreciation rights are intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Code. The Plan prohibits, other than in connection with a change in the Company’s capitalization, the repricing of incentive and nonqualified stock options without the approval of the Company’s stockholders, including by cancelling the previously awarded option in exchange for other awards with an exercise price that is less than the exercise price of the original award. The term of stock options and stock appreciation rights granted pursuant to the Plan may not exceed ten (10) years. Notwithstanding the foregoing, each option granted to a nonemployee director shall expire upon the first to occur of the following: (i) twenty-four (24) months after the date upon which the nonemployee director shall cease to be a director of the Company; or (ii) the tenth anniversary of the grant date of such option.

The Plan will terminate with respect to the grant of new awards on April 12, 2019.

The foregoing description of the terms of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which is incorporated herein by this reference.

Form of Employee Stock Option Agreement (Officers)

On May 19, 2009, the Committee approved the Form of Employee Stock Option Agreement (Officers) (the “Agreement”) to be used to set forth the terms of grants of stock option awards to certain participants in the Plan, including the Company’s named executive officers.

The Agreement contemplates that awards will vest pursuant to the vesting schedule set forth in the Agreement, subject to the continued employment of the participant and the terms and conditions of the Agreement and the Plan. Pursuant to the Agreement, if the participant’s employment by the Company or any of its subsidiaries is terminated for any reason whatsoever by the Company, the employee or otherwise, that portion of the award that is not then exercisable will terminate immediately upon such termination of employment. In addition, pursuant to the Agreement, if the participant’s employment by the Company or any of its subsidiaries is terminated for any reason other that the participant’s death, disability or retirement, then that portion of the award that is exercisable at the time of such termination of employment may thereafter be exercised for a period of three (3) months after such termination, but in no event after the expiration date of the award. In the event of a termination by reason of the participant’s permanent and total disability, that portion of the award that is exercisable at the time of such termination of employment may thereafter be exercised for a period of one (1) year after such termination, but in no event after the expiration date of the award. If the participant dies while any portion of the award is exercisable by the participant, the participant’s legal representative, or the person entitled to do so under the participant’s last will and testament or under applicable intestate law, shall have the right to exercise the award, but only for the number of shares as to which the participant was entitled to exercise the award on the date of death, and such right shall expire on the earliest to occur of (i) the expiration of eighteen (18) months after the date of the participant’s death, (ii) the expiration date of the option or (iii) if the death occurred after the participant’s employment had been terminated or the participant had retired, on the date on which the award otherwise terminates in connection with such termination scenario. If the participant retires pursuant to any retirement plan of the Company or any of its subsidiaries then in effect as to the participant, that portion of the award that is exercisable at the time of such retirement may thereafter be exercised for a period of three (3) years after such retirement, but in no event after the expiration date of the award.

The Agreement further contemplates that the award will terminate upon certain “Terminating Events” (as defined in the Agreement); provided, however, that the award will become exercisable in full to the extent not theretofore exercised immediately before the consummation of certain specified Terminating Events (as specified in the Agreement).

The foregoing description of the terms of the Agreement is qualified in its entirety by reference to the actual terms of the Agreement, which are attached hereto as Exhibit 10.2 and incorporated herein by reference. The Form of Non-Employee Director Stock Option Agreement to be used to set forth the terms of grants of stock option awards to the Company’s non-employee directors under the Plan is also attached hereto as Exhibit 10.3.

Item 8.01.	Other Events.

The Company is announcing the following results from its 2009 Annual Meeting. At the meeting, the following directors were elected to serve until the 2010 Annual Meeting of Stockholders or until their successors have been duly elected and qualified:

Class A Directors	Class B Directors
Stephen Fine	Steven Nichols
Mark Louie	George Powlick
Lawrence Feldman

Of the 26,800,908 shares of Class A Common Stock represented at the 2009 Annual Meeting, the Class A Directors named above were elected with the following votes:

	Number of Votes Received
Name	For	Withheld
Stephen Fine	26,130,125	488,067
Mark Louie	26,314,085	304,107

Of the 8,059,524 shares of Class B Common Stock represented at the 2009 Annual Meeting, the Class B Directors named above were elected with the following votes:

	Number of Votes Received
Name	For	Withheld
Steven Nichols	80,575,240	—
George Powlick	80,575,240	—
Lawrence Feldman	80,575,240	—

Also, as discussed above, at the 2009 Annual Meeting, the Company’s stockholders approved the K-Swiss Inc. 2009 Stock Incentive Plan.

Of the 26,800,908 shares of Class A Common Stock and 8,059,524 shares of Class B Common Stock represented at the 2009 Annual Meeting the approval of the Plan received the following votes (with each share of Class A Common Stock entitled to one vote and each share of B Common Stock entitled to 10 votes):

Number of Votes Received
For	92,826,103
Against	11,892,749
Abstain	9,341
Broker Non-Votes	2,574,938

Also at the 2009 Annual Meeting, the Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditor for fiscal year 2009.

Of the 26,800,908 shares of Class A Common Stock and 8,059,524 shares of Class B Common Stock represented at the 2009 Annual Meeting the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditor for fiscal year 2009 received the following votes (with each share of Class A Common Stock entitled to one vote and each share of B Common Stock entitled to 10 votes):

Number of Votes Received
For	107,152,781
Against	34,531
Abstain	6,120

No other matters came before the 2009 Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
10.1	K-Swiss Inc. 2009 Stock Incentive Plan, filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on May 22, 2009 and incorporated herein by reference.

10.2	K-Swiss Inc. 2009 Stock Incentive Plan Form of Employee Stock Option Agreement (Officers).

10.3	K-Swiss Inc. 2009 Stock Incentive Plan Form of Non-Employee Director Stock Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K-Swiss Inc.

Date: May 22, 2009	By:	/s/ GEORGE POWLICK
George Powlick Vice President Finance, Chief Administrative Officer, Chief Financial Officer, Secretary and Director

EXHIBIT INDEX

Exhibit	Description
10.1	K-Swiss Inc. 2009 Stock Incentive Plan, filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on May 22, 2009 and incorporated herein by reference.

10.2	K-Swiss Inc. 2009 Stock Incentive Plan Form of Employee Stock Option Agreement (Officers).

10.3	K-Swiss Inc. 2009 Stock Incentive Plan Form of Non-Employee Director Stock Option Agreement.